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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2003

ALLIED PRODUCTS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-5530 (Commission File Number)	8-0292230 (I.R.S. Employer Identification No.)

c/o R.A.D. & Associates
711 North McKinley Road, Suite 6, Lake Forest, Illinois 60045
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (847) 535-9702

Not applicable (Former name or former address, if changed since last report)

Item 5.    Other Events

        On October 2, 2000, Allied Products Corporation (the "Company") filed a petition for reorganization in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division under Chapter 11 of the United States Bankruptcy Code. The Company is filing copies of its monthly United States Trustee reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

        On February 11, 2003, the Company filed its January monthly United States Trustee report with the bankruptcy court.

Item 7.    Financial Statements and Exhibits

      Exhibits

      99.01    United States Trustee Report of the Company for January 2003.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED PRODUCTS CORPORATION (Registrant)
By:	/s/ RICHARD A. DREXLER Richard A. Drexler Chairman, President and Chief Executive & Financial Officer

Dated: February 14, 2003

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES